  Morgan Stanley Select Dimensions Investment Series Flexible Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Idearc  11/01    -     $100.0 $2,850,  65,000    0.00%  0.12%   JPMorg  JPMorg
 Inc.    /06             0    000,000                            an,      an
                                                                Bear,   Securi
                                                                Stearn   ties
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Citigr
                                                                 oup,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                Pierce
                                                                Fenner
                                                                  &
                                                                Smit,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                 ties
                                                                Intern
                                                                 at,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, UBS
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                 Inc.
 Time   11/08    -     $100.0 $2,000,  150,00    0.01%  0.27%    Banc    Banc
Warner   /06             0    000,000     0                       of      of
 Inc.                                                           Americ  Americ
                                                                  a        a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                Pariba
                                                                  s,
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                L.P.,
                                                                Blaylo
                                                                 ck &
                                                                Compan
                                                                  y,
                                                                 Inc.
                                                                Fortis
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BMO
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Guzman
                                                                & Co.,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                ties,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Lloyds
                                                                 TSB,
                                                                Utenda
                                                                  hl
                                                                Capita
                                                                  l
                                                                Group
                                                                 LLC

                                                                 Banc
                                                                  of
 Sally  11/10    -     $100.0 $430,00  105,00    0.02%  0.19%   Americ  Merril
Holdin   /06             0     0,000      0                       a        l
  gs                                                            Securi   Lynch
 9.25%                                                           ties
  due                                                            LLC,
11/15/                                                          JPMorg
  14                                                              an
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                Lehman
                                                                Brothe
 Home   12/13  $100.0    -    $750,00  40,000    0.01%  0.07%    rs,    Lehman
 Depot   /06     0             0,000                            Merril  Brothe
 Inc.                                                             l       rs
5.490%                                                          Lynch
  due                                                           & Co.,
12/16/                                                          JPMorg
  26                                                             an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.